                                                                      EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

Below is a list of all direct and indirect subsidiaries of the Company, including all wholly-owned and partially-owned subsidiaries, in alphabetical order.


                                                                JURISDICTION
                                                                WHERE
                                                                SUBSIDIARY IS
NAME                                                            INCORPORATED
----                                                            -------------
  3-A Johnson Controls Andina, C.A.                             Venezuela

  ABC Plastic Containers Limited                                Cayman Islands

  Academy Mechanical Services Ltd.                              Canada

  ACROPOL-Johnson Controls (S) Pte. Ltd.                        Singapore

  AJC Johnson Controls Ltd.                                     U.K.

  American Fibrit, Inc.                                         Michigan

  Becker Group Alabama, L.L.C.                                  Delaware

  Becker Group Europe GmbH                                      Germany

  Becker Group Holdings GmbH                                    Germany

  Becker Group, Inc.                                            Michigan

  Becker Holdings do Brasil Ltda.                               Brazil

  Becker Properties Mexico S.A. de C.V.                         Mexico

  Becker Properties                                             Michigan

  Becker Sweden AB                                              Sweden

  Beijing Johnson Controls Automotive Trim Co., Ltd.            China

  Beijing Johnson Controls Co., Ltd.                            China

  Benoac Fertigteile GmbH                                       Germany


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

  Bridgewater Interiors, L.L.C.                                     Michigan

  Brut Plastics, Inc.                                               Michigan

  CEMIS S.A.                                                        France

  Compagnie Fibrit Francaise S.A.                                   France

  Controles Reynosa SA de CV                                        Mexico

  Controles de Presion de Ciudad Juarez SA de CV                    Mexico

  Creative Control Designs, Inc.                                    Ohio

  Desarrollo y Pl. SA                                               Mexico

  EASI-MegaTech Engineering, L.L.C.                                 Michigan

  Engineered Plastic Products, Inc.                                 Michigan

  Ensamble de Interiores Automotrices, S. de R.L. de C.V.           Mexico

  Eurosit SA                                                        Spain

  Factory for Thread and Synthetic Manufacturing
      Johnson Controls - NTU GmbH                                   Slovenia

  Fluid Engineering Services Ltd.                                   Canada

  G-U Export, Inc.                                                  Wisconsin

  Gaz Grunder u. Anwendungszentrum f.F.&A. GmbH                     Germany

  Global Energy Systems, S.A. de C.V.                               Mexico

  Globe International Delaware, Inc.                                Delaware

  Globe-Union, Inc, (DE)                                            Delaware

  Happich Agency Ltd.                                               U.K.

  Happich Autotrim Ltd.                                             U.K.

  Happich Fahrzeug & Industrietele GmbH                             Germany


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

  Happich France S.A.S.                                France

  Happich GmbH                                         Germany

  Happich GmbH & Co. Gundvermogen KG                   Germany

  Happich Guarnecidos S.A.                             Spain

  Happich Holdsworth GmbH                              Germany

  Happich Mecanique S.A.S.                             France

  Happich Plzen s.r.o.                                 Czech Republic

  Happich Profiles Ltd.                                U.K.

  Happich Solymar Kft.                                 Hungary

  Haydon & Company Limited                             U.K.

  Haydon Distribution Limited                          U.K.

  Haydon Group Limited                                 U.K.

  Haydon Management Services Limited                   U.K.

  Hoover Universal, Inc.                               Michigan

  Hyperion Corp.                                       Michigan

  Iberica de Asientos S.A.                             Spain

  Ikeda-Hoover Co. Ltd.                                U.K.

  IKIN  L.L.C.                                         Pennsylvania

  Industrialesud SpA                                   Italy

  Industrias IAMSA SA de CV                            Mexico

  Interior Product Services, Inc.                      Delaware

  Interiores Prince SA de CV                           Mexico

  Interstate Battery System International, Inc.                  Delaware

  Intertec Systems, L.L.C.                                       Michigan

  J.C. Capital Corporation                                       Minnesota

  J.R.I. Technologies Ltd.                                       U.K.

  JC Export Inc.                                                 Barbados

  JC S.A.R.L. Luxembourg                                         Luxembourg

  JCI Beteiligungs GmbH                                          Germany

  JCI Regelungstechnik GmbH (A)                                  Austria

  JCI Regelungstechnik GmbH (G)                                  Germany

  JCI/Varta Baterias Automotivas, Ltda.                          Brazil

  JKL Plastic Corp.                                              Delaware

  Johnson Control International Sp. z.o.o.                       Poland

  Johnson Control Products, Ltd.                                 Nevada

  Johnson Control SpA                                            Italy

  Johnson Control Systems Ltd.                                   U.K.

  Johnson Control Systems Pensions Ltd.                          U.K.

  Johnson Controles de Engenharia Ltda.                          Brazil

  Johnson Controles Ltda.                                        Brazil

  Johnson Controls & Varta Baterias Ltda                         Brazil

  Johnson Controls & Varta Baterias S.A.                         Argentina

  Johnson Controls & Varta Baterias, Ltda.                       Columbia

  Johnson Controls (Barbados) Inc.                               Barbados

  Johnson Controls (India) Pvt. Ltd.                             India

  Johnson Controls (M) SDN BHD                                 Malaysia

  Johnson Controls (Mauritius) Private Limited                 Mauritius

  Johnson Controls (Portugal) Componentes de Automoveis Lda.   Portugal

  Johnson Controls (Proprietary) Limited                       South Africa

  Johnson Controls (s) Pte. Ltd.                               Singapore

  Johnson Controls (Suisse) S.A.                               Delaware

  Johnson Controls (Thailand) Co., Ltd.                        Thailand

  Johnson Controls (UK) Ltd.                                   U.K.

  Johnson Controls - Roth SA                                   France

  Johnson Controls / ACCS                                      Illinois

  Johnson Controls Alagon, S.A.                                Spain

  Johnson Controls Australia Pty. Ltd.                         Australia

  Johnson Controls Austria Gesellschaft m.b.H.                 Austria

  Johnson Controls Automation Systems BV                       Netherlands

  Johnson Controls Automobilovy Soucastky s.r.o.               Czech Republic

  Johnson Controls Automotive (Belgium) N.V.                   Belgium

  Johnson Controls Automotive (PTY) Ltd.                       South Africa

  Johnson Controls Automotive (UK) Ltd.                        U.K.

  Johnson Controls Automotive Assemblies Pty. Ltd.             South Africa

  Johnson Controls Automotive Components Group Ltd.            U.K.

  Johnson Controls Automotive Components Ltd.                  U.K.

  Johnson Controls Automotive Foam Ltd.                        U.K.

  Johnson Controls Automotive France S.A.                         France

  Johnson Controls Automotive Mexico SA de CV                     Mexico

  Johnson Controls Automotive NV                                  Belgium

  Johnson Controls Automotive South Africa (Pty) Ltd.             South Africa

  Johnson Controls Automotive Spain S.A.                          Spain

  Johnson Controls Automotive Systems S.A.                        Argentina

  Johnson Controls Automotive Trim (Pty) Ltd.                     South Africa

  Johnson Controls Battery (U.K.) Ltd.                            U.K.

  Johnson Controls Battery de Mexico, SA de CV                    Mexico

  Johnson Controls Battery Group, Inc.                            Wisconsin

  Johnson Controls Beteiligungs GmbH                              Germany

  Johnson Controls Business Development, Ltd.                     New Mexico

  Johnson Controls Capital (UK) Ltd.                              U.K.

  Johnson Controls de Mexico SA de CV                             Mexico

  Johnson Controls DISC, Inc.                                     Delaware

  Johnson Controls do Brasil Automotive Ltda.                     Brazil

  Johnson Controls do Nordeste Automotive Ltda.                   Brazil

  Johnson Controls Engineering, Inc.                              Wisconsin

  Johnson Controls Espana SL                                      Spain

  Johnson Controls Facilities, Inc.                               Wisconsin

  Johnson Controls France S.A.                                    France

  Johnson Controls GmbH                                           Germany

  Johnson Controls GmbH & Co. KG                                  Germany

  Johnson Controls Government Systems LLC                            Wisconsin

  Johnson Controls Holding Company KK                                Japan

  Johnson Controls Holding Company Mexico S de RL de CV              Mexico

  Johnson Controls Holding Company, Inc.                             Delaware

  Johnson Controls Holding Limited                                   Canada

  Johnson Controls Hong Kong Ltd.                                    Hong Kong

  Johnson Controls I.F.M. GmbH & Co. KG                              Germany

  Johnson Controls I.F.M. SpA                                        Italy

  Johnson Controls IFM Corporation KK                                Japan

  Johnson Controls II Assentos de Espuma Lda.                        Portugal

  Johnson Controls Integrated Facility Management BV                 Netherlands

  Johnson Controls Integrated Facility Management Catering GmbH      Germany

  Johnson Controls Integrated Facility Management Nordic AB          Sweden

  Johnson Controls Integrated Facility Management Reinigung GmbH     Germany

  Johnson Controls Integrated Facility Management Sicherheit GmbH    Germany

  Johnson Controls Integrated Facility Management, S.A.              Spain

  Johnson Controls Integrated Facility Management Verwaltungs GmbH   Germany

  Johnson Controls Interiors L.L.C.                                  Michigan

  Johnson Controls International B.V.                                Netherlands

  Johnson Controls International Kft.                                Hungary

  Johnson Controls International Ltd. (ZAO)             Russia

  Johnson Controls International NV/SA                  Belgium

  Johnson Controls International spol s.r.o.            Slovakia

  Johnson Controls International spol s.r.o.            Czech Republic

  Johnson Controls International, Inc.                  Delaware

  Johnson Controls Investment Company, Inc.             Delaware

  Johnson Controls Jersey Limited                       Jersey, Channel Islands

  Johnson Controls Lahnwerk Beteiligungs GmbH           Germany

  Johnson Controls Lahnwerk GmbH & Co. KG               Germany

  Johnson Controls Limited                              U.K.

  Johnson Controls Ltd.                                 Canada

  Johnson Controls Management Company                   Minnesota

  Johnson Controls Management Systems, Inc.             Florida

  Johnson Controls Martorell, S.A.                      Spain

  Johnson Controls Nederland BV                         Netherlands

  Johnson Controls Nederland Holding BV                 Netherlands

  Johnson Controls Nevada, Inc.                         Nevada

  Johnson Controls NIS Corporation KK                   Japan

  Johnson Controls Norden A/S                           Norway

  Johnson Controls Northern New Mexico LLC              New Mexico

  Johnson Controls Novel SL                             Spain

  Johnson Controls Objekt Bochum GmbH & Co. KG          Germany

  Johnson Controls Objekt Bochum Verwaltungs GmbH              Germany

  Johnson Controls Objekt Zwickau GmbH & Co. KG                Germany

  Johnson Controls Objekt Zwickau Verwaltungs GmbH             Germany

  Johnson Controls PanAmerica L.L.C.                           Pennsylvania

  Johnson Controls Roth Freres Insitu-Technologie GmbH         Germany

  Johnson Controls SA/NV                                       Belgium

  Johnson Controls Schwalbach GmbH                             Germany

  Johnson Controls Services Company                            Minnesota

  Johnson Controls Services Ltd.                               Cayman Islands

  Johnson Controls Software (Asia) Pvt. Ltd.                   India

  Johnson Controls SpA                                         Italy

  Johnson Controls Systems A.G.                                Switzerland

  Johnson Controls Technology Company                          Michigan

  Johnson Controls World Services (Thailand) Co., Ltd.         Thailand

  Johnson Controls World Services Inc.                         Florida

  Johnson Controls World Services Ltd.                         Canada

  Johnson Controls, SA de CV                                   Mexico

  Johnson Controls-RMS, Inc.                                   Florida

  Johnson Controls/ Naue Engineering GmbH & Co. KG             Germany

  Johnson Controls/Naue Engineering Verwaltungs GmbH           Germany

  Johnson International Trade Co.                              Michigan

  Johnson Service Co. (DE)                                     Delaware

  Johnson Service Co. (NV)                                     Nevada

  JOROCA, NV                                                       Belgium

  Joventa AG                                                       Switzerland

  Joventa USA Inc.                                                 Nevada

  Kentair (Wholesale) Limited                                      U.K.

  Komplettsitzwerk Schwalbach GmbH                                 Germany

  Maintenance Automation Corporation                               Florida

  MAJOR SKT A.S.                                                   Turkey

  MAJOR, SA                                                        France

  Megatech Academy, Inc.                                           Michigan

  Megatech Engineering, Inc.                                       Michigan

  Menzolit-Fibron GmbH                                             Germany

  Naue de Mexico SA de CV                                          Mexico

  Naue-JCA Marketing GmbH & Co. KG                                 Germany

  NAV L.L.C.                                                       Pennsylvania

  Nicco Corporation Limited                                        India

  P & ET Container, Inc.                                           Delaware

  Patent Defense Group L.L.C.                                      Michigan

  Paul Carter (Environmental) Services Limited                     U.K.

  PC Interiores Servicios, S.A. de C.V.                            Mexico

  Pemu-Happich Kft.                                                Hungary

  Perfekta Algemeine Industrie - und Handels GmbH                  Germany

  Portable Energy Products, Inc.                                   Delaware



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

  Price Johnson Controls (M) Sdn Bhd                               Malaysia

  Price Johnson Controls Pte. Ltd.                                 Singapore

  Price Johnson Controls (Hong Kong) Limited                       Hong Kong

  Prince APG GmbH                                                  Germany

  Prince APG Ltd.                                                  U.K.

  Prince APG, Inc.                                                 Michigan

  Prince Corporation                                               Michigan

  Prince Transportation, Inc.                                      Michigan

  Propel-Johnson Controls (M) Sdn. Bhd.                            Malaysia

  Readiness Management Support L.C.                                Florida

  Recaro Johnson Controls L.L.C.                                   Michigan

  Ripa Verwaltungsgesellschaft mbH                                 Germany

  Ripa Verwaltungsgesellschaft mbH & Co. KG                        Germany

  Rode & Schwalenberg GmbH                                         Germany

  Roth Johnson Technologie                                         France

  Royal LePage Facility Management Services Ltd.                   Canada

  Salus Grundstucks - Vermietungsgesellschaft mbH &
    Co. Objekt Clausenbrucke 1 KG                                  Germany

  Semco-Johnson Controls Gerenciamento de Ativos Ltda.             Brazil

  Setex, Inc.                                                      Ohio

  Shanghai Johnson Battery Company Limited                         China

  Shanghai Johnson Controls Co. Ltd.                               China

  Shanghai Johnson Controls Factory Ltd.                           China

  Shanghai Yanfeng Johnson Controls Seating Company Limited      China

  Sicar B.V.                                                     Netherlands

  SirpAuto S.A.                                                  France

  Sistemas Automotrice Summa SA de CV                            Mexico

  St. Thomas Energy Exports, Inc.                                Virgin Islands

  Tata Johnson Controls Automotive Pvt. Ltd.                     India

  Techmex, S. de R.L. de C.V.                                    Mexico

  TechnoTrim de Mexico, S. de R.L. de C.V.                       Mexico

  TechnoTrim, Inc.                                               Michigan

  Tecnoconfort S.A.                                              Spain

  Tegg Corporation                                               Delaware

  The Launch Support Company, L.C.                               Florida

  Tolena S.A.                                                    Spain

  Trim Masters Inc.                                              Kentucky

  Trimco spol s.r.o.                                             Czech Republic

  TrimQuest L.L.C.                                               Michigan

  Trimtec GmbH                                                   Germany

  Utescheny & Happich Spritzgussvertriebsgesellschaft mbH        Germany

  Vanpro Assentos Lda.                                           Portugal

  Vanpro GmbH Entwicklungsges.f.Autositze                        Germany

  Vintec Co.                                                     Michigan

  XYZ Container Corporation                                      Delaware

  YJC Engineering Chiba Company                                  Japan

  Yokogawa Johnson Controls Corporation                          Japan


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